Supplement to the
Spartan® Total Market Index Fund,
Spartan Extended Market Index Fund, and
Spartan International Index Fund
April 29, 2005
Prospectus

The following information supplements similar information found in the "Fund Management" section beginning on page 27.

Bobe Simon has been a Portfolio Manager with Geode since April 2005. He has served as a portfolio manager of each fund, as well as for five other registered investment companies, since May 2005. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.

SIF-05-02 June 1, 2005
1.717993.123

Supplement to the
Spartan® U.S. Equity Index Fund
April 29, 2005
Prospectus

The following information supplements similar information found in the "Fund Management" section beginning on page 21.

Bobe Simon has been a Portfolio Manager with Geode since April 2005. He has served as a portfolio manager of the fund, as well as for seven other registered investment companies, since May 2005. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005.

UEI-05-02 June 1, 2005
1.717991.117